SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 24, 2005

Imergent, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State of Other Jurisdiction of Incorporation)

000-27941	87-0591719
(Commission File Number)	(IRS Employer Identification No.)

754 East Technology Avenue Orem, Utah	84097
(Address of Principal Executive Offices)	(Zip Code)

(801) 227-0004

(Registrant’s Telephone Number, Including Zip Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)                                 Effective August 22, 2005, Gary S. Gladstein resigned as a member of the Board of Directors of Imergent, Inc. (the “Company”).  The Company announced Mr. Gladstein’s resignation in a press release dated August 24, 2005, and a copy of this press release is filed herewith as Exhibit 99.1.  Mr. Gladstein was a Class II director whose current term would have otherwise expired at our annual meeting later this year.  At the time of his resignation Mr. Gladstein was Chairman of the Company’s Audit Committee and a member of the Compensation and Nominating Committees of the Company’s Board of Directors.  The Board expects to appoint a replacement in the near term.

Item 9.01                                             Financial Statements and Exhibits

(c)                                  Exhibits

The following exhibit is filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Press release dated August 24, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMERGENT, INC.

Date:	August 24, 2005	By: /s/	Robert Lewis
Robert Lewis, Chief Financial Officer